Exhibit 10.6

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of January 11, 2005, by and among AMERIMAX FABRICATED PRODUCTS, INC., a Delaware corporation (“U.S. Operating Co.”); EURAMAX HOLDINGS LIMITED, a company organized under the laws of England and Wales (“U.K. Operating Co.”); EURAMAX EUROPE B.V., a company organized under the laws of The Netherlands (“Dutch Operating Co.”); EURAMAX NETHERLANDS B.V., a company organized under the laws of The Netherlands (“Dutch Company”; U.S. Operating Co., U.K. Operating Co., Dutch Operating Co., and Dutch Company referred to collectively herein as the “Borrowers”); EURAMAX INTERNATIONAL, INC., a Delaware corporation (“Euramax U.S.”); EURAMAX INTERNATIONAL HOLDINGS LIMITED, a company organized under the laws of England and Wales (“Newco U.K.”); EURAMAX INTERNATIONAL LIMITED, a company organized under the laws of England and Wales (“Euramax”); AMERIMAX U.K., INC. (f/k/a Amerimax Holdings, Inc.), a Delaware corporation (“Amerimax U.K.”); EURAMAX EUROPEAN HOLDINGS LIMITED, a company organized under the laws of England and Wales (“U.K. Holdings”); EURAMAX EUROPE LIMITED, a company organized under the laws of England and Wales (“U.K. Company”);  EURAMAX CONTINENTAL LIMITED, a company organized under the laws of England and Wales (“Newco U.K. II”); EURAMAX EUROPEAN HOLDINGS B.V., a company organized under the laws of The Netherlands (“Dutch Holdings”); EURAMAX INTERNATIONAL HOLDINGS B.V., a company organized under the laws of The Netherlands (“Euramax International Holdings B.V.”); the “Operating Company Subsidiaries” party thereto (such Operating Company Subsidiaries together with Euramax U.S., Newco U.K., Euramax, Amerimax U.K., U.K. Holdings, U.K. Company, Newco U.K. II, and Dutch Holdings, and Euramax International Holdings B.V. referred to collectively herein as the “Loan Parties”); “Lenders” party thereto; and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (in its capacities as “Lender,” “Issuer,” and “Agent”);

W I T N E S S E T H:

WHEREAS, each of the Borrowers, the Loan Parties, the Lenders, the Issuer, and the Agent executed and delivered that certain Third Amended and Restated Credit Agreement dated as of October 9, 2003, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 28, 2004 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Borrowers and the Loan Parties has requested, and each of the Lenders party hereto, the Issuer, and the Agent has agreed to, certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, each of the Borrowers, the Loan Parties, the Lenders party hereto, the Issuer, and the Agent hereby covenant and agree as follows:

1.             Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.             Amendments to Credit Agreement.

(a) The first paragraph of Section 2.18(a) of the Credit Agreement is amended and restated so that it reads, in its entirety, as follows:

2.18  Letter of Credit Facility.  (a) On the terms and subject to the conditions contained in this Agreement, the Issuer agrees to issue, at the request of any Borrower and for the account of such Borrower, one or more letters of credit (each such letter of credit, a “Letter of Credit”), denominated in Dollars or in an Alternative Currency, from time to time during the period commencing on the Effective Date and ending on the earlier to occur of (a) the Termination Date or (b) the date which is 30 days before the Final Maturity Date; provided, however, that the Issuer shall not be under any obligation to issue any Letter of Credit if:

(b) Section 2.18(a)(iii) of the Credit Agreement is amended and restated so that it reads, in its entirety, as follows:

(iii) after giving effect to the issuance of such Letter of Credit, the Dollar Equivalent of the Letter of Credit Obligations exceed $10,000,000;

(c) Exhibit L of the Credit Agreement is amended and restated so that it reads, in its entirety, as Exhibit L, attached hereto and made a part hereof.

3.             Restatement of Representations and Warranties.  Each of the Borrowers and the Loan Parties hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other Credit Documents executed and/or delivered in connection herewith (except to the extent that any such representation and warranty has been duly waived in writing and then only with respect to the particular instance for which such waiver or waivers were granted).

4.             Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of each of the parties hereto.  The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

5.             Ratification.  Each of the Borrowers and the Loan Parties hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof (except to the extent that any such term,

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covenant, or condition has been duly waived in writing and then only with respect to the particular instance for which such waiver or waivers were granted).

6.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7.             Section References.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

8.             No Default.  To induce each of the Lenders party hereto, the Issuer, and the Agent to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers and the Loan Parties hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers or the Loan Parties arising out of or with respect to any of the Obligations or other obligations of the Borrowers or the Loan Parties owed to the Lenders under the Credit Agreement or otherwise.

9.             Further Assurances.  Each of the Borrowers and the Loan Parties agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

10.           Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

11.           Consent and Reaffirmation.  Each of the Loan Parties which is a Guarantor (i) consents to the execution and delivery of this Amendment by the Borrowers and each other Guarantor and (ii) reaffirms (in light of this Amendment) all of its obligations and covenants under the Loan Documents to which it is a party, and agrees that none of such obligations and covenants shall be diminished by the execution and delivery of this Amendment, except as expressly provided for herein.

12.           Conditions Precedent.  This Amendment shall be effective upon the Agent’s receipt of executed and delivered signature pages hereto from each of the Borrowers, the Loan Parties, the Majority Lenders, the Issuer, and the Agent.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, each of the Borrowers, the Loan Parties, the following Lenders, the Issuer, and the Agent have caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

BORROWERS:

EURAMAX INTERNATIONAL, INC.

By:
Name:	R. Scott Vansant
Title:	Chief Financial Officer

EURAMAX INTERNATIONAL LIMITED
EURAMAX INTERNATIONAL HOLDINGS
LIMITED
EURAMAX EUROPEAN HOLDINGS
LIMITED
EURAMAX CONTINENTAL LIMITED
EURAMAX COATED PRODUCTS LIMITED
EURAMAX EUROPE LIMITED
EURAMAX HOLDINGS LIMITED

By:
Name:	R. Scott Vansant
Title:	Director

EURAMAX INTERNATIONAL HOLDINGS B.V.

By:
Name:
Title:

EURAMAX EUROPEAN HOLDINGS B.V.
EURAMAX NETHERLANDS B.V.
EURAMAX EUROPE B.V.
EURAMAX COATED PRODUCTS B.V.

By:
Name:
Title:

AMERIMAX U.K. (f/k/a/, Amerimax Holdings, Inc.) INC.

By:
Name:	David Pugh
Title:	Director

AMERIMAX FABRICATED PRODUCTS,
INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX RICHMOND COMPANY
AMERIMAX FINANCE COMPANY, INC.
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX DIVERSIFIED PRODUCTS,
INC.
AMERIMAX PENNSYLVANIA, INC.
FABRAL HOLDINGS, INC.
FABRAL, INC.

By:
Name:	R. Scott Vansant
Title:	Chief Financial Officer

ELLBEE LIMITED

By:
Name:
Title:

BERGER HOLDINGS, LTD.
BERGER BROS COMPANY

By:
Name:	R. Scott Vansant
Title:	Vice President and Chief Financial Officer

ISSUER AND AGENT:

WACHOVIA BANK, NATIONAL
ASSOCIATION (successor by merger to FIRST
UNION NATIONAL BANK)

By:
Name:
Title:

LENDERS:

WACHOVIA BANK, NATIONAL
ASSOCIATION (successor by merger to FIRST
UNION NATIONAL BANK), as Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:
Name:
Title:

FLEET NATIONAL BANK, as Lender

By:
Name:
Title:

SUNTRUST BANK, as Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

EXHIBIT L

FORM OF LETTER OF CREDIT REQUEST

Wachovia Bank, National Association, as
Agent for the
  Lenders and the Issuer
  referred to below

191 Peachtree Street N.E. Mail Code: GA 8056, 30th Floor	, 20

Atlanta, Georgia 30303
Attn:  Joseph White

and

201 S. College Street
CP-8
Charlotte, North Carolina 28288
Attn:  Sue Patterson

and

Wachovia Bank, National Association
3 Bishopsgate,
London EC2N 3
England
Attn:  Maureen Hart

Re:  Euramax Third Amended and Restated Credit Agreement

Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Credit Agreement, dated as of October 9, 2003 (said Agreement, as it may be amended, restated, supplemented, or otherwise modified from time to time, being the “Credit Agreement” and capitalized terms not defined herein but defined therein being used herein as therein defined), among Amerimax Fabricated Products, Inc., Euramax Holdings Limited, Euramax Netherlands B.V., and Euramax Europe B.V. (the “Borrowers”), each of the other Loan Parties referred to therein, the banks and financial institutions party thereto from time to time as lenders (the “Lenders”), the Issuer referred to therein and Wachovia Bank, National Association, as Agent for the Lenders and said Issuer.

Pursuant to Section 2.18 of the Credit Agreement, this writing represents notice of the undersigned’s requested issuance by the Issuer of a Letter of Credit on behalf of [U.S. Operating Co.] [U.K. Operating Co.] [Dutch Operating Co.] in the form of a letter of credit, for the benefit of                       ,(1) in the amount of $                      ,(2) to be issued on                       ,(3) 20    (the “Issue Date”) and having an expiry date of                      ,(4) 20   .

The form of the requested Letter of Credit is attached hereto.

The undersigned hereby certifies that (i) the representations and warranties of the undersigned contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof and will continue to be true and correct on and as of the date of issuance of such Letter of Credit; (ii) no Default or Event of Default is existing or will result from the issuance of such proposed Letter of Credit; and (iii) the conditions set forth in Article III and Section 2.18(a) of the Credit Agreement have been satisfied.

[AMERIMAX FABRICATED PRODUCTS, INC.]

By:
Name:
Title:

[EURAMAX EUROPE B.V.]

By:
Name:
Title:

[EURAMAX HOLDINGS LIMITED]

By:
Name:
Title:

(1) Insert name and address of beneficiary.

(2) Aggregate maximum stated amount of Letter of Credit.

(3) Insert requested date of issuance.

(4) Insert last date upon which drafts may be presented, which date shall be no later than the third Business Day prior to the Revolving Credit Commitment Termination Date.

[EURAMAX NETHERLANDS B.V.]

By:
Name:
Title: